UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)  October 2, 2007
                                                     ---------------

                             A. M. Castle & Co.
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           (Exact name of registrant as specified in its charter)


           Maryland                1-5415              36-0879160
           --------                ------              ----------
       (State or other          (Commission           (IRS Employer
         jurisdiction           File Number)       Identification No.
      of incorporation)


       3400 N. Wolf Road, Franklin Park, Illinois           60131
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        (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number including area code     847/455-7111
                                                         ------------


   _____________________________________________________________________
       (Former name or former address if changed since last report.)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))



   ITEM 7.01. REGULATION FD DISCLOSURE

   On October 2, 2007, A. M. Castle & Co. (the "Registrant") sold one hundred percent (100%) of its membership interest in Metal Mart, LLC (the "Metal Mart"), a wholly owned subsidiary of Registrant, to Metal Supermarkets (Chicago), Ltd., a unit of Metal Supermarkets Corp. for $6,906,625.00, which represented the Registrant's net book value in Metal Mart as of June 30, 2007. A copy of the Registrant's press release announcing the sale of Metal Mart, dated October 2, 2007, is attached hereto as Exhibit 99.


   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

   (d)  Exhibits

      Exhibit
        No.                            Description
      -------     -----------------------------------------------------
        99        Press Release dated October 2, 2007

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      A. M. Castle & Co.

                                      /s/ Sherry L. Holland
                                      ----------------------------------
                                      Sherry L. Holland
                                      Vice President   General Counsel
                                      and Secretary


   Date  October 2, 2007




                               EXHIBIT INDEX

     Exhibit
       No.                            Description
     -------   ---------------------------------------------------------

      99       Press Release dated October 2, 2007